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                                                                       Exhibit 3
                     Articles of Incorporation and Bylaws.

The Amendments to the Articles of Incorporation of The Rouse Company adopted May
 26, 1988 and the Amended and Restated Articles of Incorporation of The Rouse Company, dated May 27, 1988, are incorporated by reference from the Exhibits to the Company's Form 10-K Annual Report for the fiscal year ended December 31, 1988.

The Articles of Amendment to the Amended and Restated Articles of Incorporation of The Rouse Company, which Articles of Amendment were effective January 10, 1991, are incorporated by reference from the Exhibits to the Company's Form 10-K Annual Report for the fiscal year ended December 31, 1990.

The Articles Supplementary to the Charter of The Rouse Company, dated February
 17, 1993, are incorporated by reference from the Exhibits to the Company's Form 10-K Annual Report for the fiscal year ended December 31, 1992.

The Articles Supplementary to the Charter of The Rouse Company, dated September
 26, 1994, are incorporated by reference from the Exhibits to the Company's S-3 Registration Statement (No. 33-57707).

The Articles Supplementary to the Charter of The Rouse Company, dated December
 27, 1994, are incorporated by reference from the Exhibits to the Company's S-3 Registration Statement (No. 33-57707).

The Articles Supplementary to the Charter of The Rouse Company, dated June 5,
 1996, are incorporated by reference from the Exhibits to the Company's S-3 Registration Statement (No. 333-20781).

The Articles Supplementary to the Charter of The Rouse Company, dated June 11,
 1996, are incorporated by reference from the Exhibits to the Company's Form S-3 Registration Statement (No. 333-20781).

The Articles Supplementary to the Charter of The Rouse Company, dated February
 21, 1998, are incorporated by reference from the Exhibit to the Company's Current Report on Form 8-K, dated February 26, 1998.

The Bylaws of The Rouse Company, as amended November 19, 1996 and January 30,
 1998, are incorporated by reference from the Exhibits to the Company's Form S-3 Registration Statement (No. 333-20781).

The Amendments to the Bylaws of The Rouse Company, effective February 24, 2000, and the Articles Supplementary to the Charter of The Rouse Company, dated February 24, 2000, are incorporated by reference from the Exhibits to the Company's Current Report on Form 8-K, dated February 29, 2000.

All documents referred to above may be found in Commission file number 0-1743.